NUMBER
04494

INCORPORATED IN THE PROVINCE OF BRITISH COLUMBIA

SHARES
SPECIMEN

RESPONSE BIOMEDICAL CORP.

CUSIP 76123L 10 5

THIS CERTIFIES THAT SPECIMEN

is the registered holder of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Company subject to the Memorandum and Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.

DATED

President

Secretary

COUNTERSIGNED AND REGISTERED
MONTREAL TRUST COMPANY OF CANADA VANCOUVER
TRANSFER AGENT AND REGISTRAR

SPECIMEN

By ______________________
Authorized Officer

The Shares represented by this certificate are transferable at the offices of Montreal Trust Company of Canada, Vancouver, B.C.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

[ ][ ][ ] - [ ][ ][ ] - [ ][ ][ ]

____

(Name and address of transferee)

____

____ shares registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

____ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.

DATED:

______________________ (Signature of Witness)

______________________ (Signature of Shareholder)

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

Signature Guaranteed By: